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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 1997

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K/A

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                     JULY 9, 1997



                                    PC QUOTE, INC.
                  (Exact Name of Registrant as Specified in Charter)



    DELAWARE                       0-13093                     36-3131704
(State or Other               (Commission File             (I.R.S. Employer
Jurisdiction of                    Number)                   Identification
 Incorporation)                                                 Number)

             300 South Wacker Drive, Suite 300, Chicago, Illinois, 60606
                 (Address of Principal Executive Offices) (Zip Code)

                       Registrant's telephone number, including
                              area code:  (312) 913-2800

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Amendment to 8-K dated July 9, 1997

(b) In a meeting of the Company's Board of Directors held August 19, 1997, the Board unanimously approved the appointment of KPMG Peat Marwick LLP to be the Company's auditor for the year ended December 31, 1997.

     The newly engaged accountant is in receipt of the Company's response to
     Item 304(a) and has not commented on it.

     The former accountant is in receipt of the Company's response to Item 304(a) and has commented on it by letter included in the Form 8-K filed by the Company on July 9, 1997 as Exhibit 16.1.

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                                  SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  August 26, 1997              PC QUOTE, INC.
                                     By:  /s/ John E. Juska
                                          Chief Financial Officer